                                                                    EXHIBIT 10.1

                                                               February 16, 2005

KBL Healthcare Acquisition Corp. II
645 Madison Avenue, 14th Floor
New York, New York 10022

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

     Re: Initial Public Offering

Gentlemen:

         The undersigned stockholder, officer and director of KBL Healthcare
Acquisition Corp. II ("Company"), in consideration of EarlyBirdCapital, Inc.
("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

         1. If the Company solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by her in accordance with the majority of the votes cast by the holders of the IPO Shares.

         2. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within her power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to her Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust

KBL Healthcare Acquisition Corp. II
EarlyBirdCapital, Inc.
February 16, 2005

Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company, pro rata with the other officers and directors of the
Company based on the number of Insider Shares held by each such individual, against any and all loss, liability, claims, damage and expense whatsoever
(including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust
Fund.

         3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the
Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

         4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

         5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the
Effective Date, KBL Healthcare Ventures ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business

KBL Healthcare Acquisition Corp. II
EarlyBirdCapital, Inc.
February 16, 2005

Combination.

         7. The undersigned will escrow her Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

         8. The undersigned agrees to be the Chief Executive Officer, Secretary and a member of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the
Company. The undersigned's biographical information furnished to the Company and
EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section
401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and EBC and annexed as
Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

     (a) she is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) she has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and she is not currently a defendant in any such criminal proceeding; and

     (c) she has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         9. The undersigned has full right and power, without violating any agreement by which she is bound, to enter into this letter agreement and to serve as Chief Executive Officer, Secretary and a member of the Board of
Directors of the Company.

         10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by EBC) any information they may have about the undersigned's background and finances
("Information"). Neither EBC nor its agents shall be violating the undersigned's right of privacy in any manner in requesting

KBL Healthcare Acquisition Corp. II
EarlyBirdCapital, Inc.
February 16, 2005

and obtaining the Information and
the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business in the healthcare, or healthcare related, industry; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider
Shares" shall mean all of the shares of Common Stock of the Company owned by an
Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common
Stock issued in the Company's IPO.

                                                     Marlene Krauss, M.D.
                                                     --------------------
                                                     Print Name of Insider

                                                     /s/ Marlene Krauss
                                                     ------------------
                                                     Signature

EXHIBIT A

     MARLENE KRAUSS, M.D. has been our chief executive officer, secretary and a member of our board of directors since our inception. Dr. Krauss has been a managing member and president of KBL Healthcare Management Inc. since November
1998. Dr. Krauss has also been affiliated with all of the KBL Funds since
November 1998. In August 1991, Dr. Krauss co-founded KBL Healthcare, Inc. and has served as its chairperson and chief executive officer since its formation.
In June 1999, Dr. Krauss co-founded Lumenos and has served as a member of its board of directors since its formation. From April 1993 to August 1994, Dr.
Krauss served as chairperson and chief executive officer of KBL I. Following its merger with Concord, Dr. Krauss served as its vice chairperson until February
1996. Dr. Krauss also co-founded and/or led the initial financing for the following companies:

     o    Candela Corporation, a Nasdaq National Market listed developer of advanced aesthetic laser systems that allow physicians and personal care practitioners to treat a wide variety of cosmetic and medical conditions;

     o    Summit Autonomous Inc., formerly a Nasdaq National Market listed manufacturer and supplier of excimer laser systems and related products used to perform procedures that correct common refractive vision disorders such as nearsightedness, farsightedness and astigmatism; and

     o    Cambridge Heart, Inc., an Over The Counter Bulletin Board listed company that is engaged in the research, development and
          commercialization of products for the non-invasive diagnosis of cardiac disease.

Dr. Krauss received a B.A. from Cornell University, an M.B.A. from Harvard
Graduate School of Business Administration and an M.D. from Harvard Medical
School. She completed her training as a vitreoretinal surgeon at New York
Hospital in 1985. Dr. Krauss is the wife of Dr. Berk, our chairman of the board and president.